SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2003

OraSure Technologies, Inc.

(Exact name of issuer as specified in charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	001-16537 (Commission file number)	36-4370966 (I.R.S. Employer Identification Number)

220 East First Street

Bethlehem, Pennsylvania 18015-1360

(Address of principal executive offices)

(610) 882-1820

(Registrant’s telephone number, including area code)

Item 5 – Other Events and Regulation FD Disclosure.

OraSure Technologies, Inc. (the “Company”) issued a press release announcing that the use of the Company’s OraQuick® Rapid HIV-1 Antibody Test at the point of care was found to provide results faster than when the test was used in a laboratory setting, in the Mother Infant Rapid Intervention at Delivery (MIRIAD) study conducted by The Centers for Disease Control and Prevention. The information contained in the press release dated September 16, 2003 is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99	Press Release dated September 16, 2003, announcing certain findings of the Mother Infant Rapid Intervention at Delivery (MIRIAD) study involving the Company’s OraQuick® Rapid HIV-1 Antibody Test, conducted by The Centers for Disease Control and Prevention.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: September 17, 2003	By:	/s/ JACK E. JERRETT
Jack E. Jerrett Senior Vice President, General Counsel and Secretary

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Index to Exhibits

Exhibit Number	Description
99	Press Release dated September 16, 2003, announcing certain findings of the Mother Infant Rapid Intervention at Delivery (MIRIAD) study involving the Company’s OraQuick® Rapid HIV-1 Antibody Test, conducted by The Centers for Disease Control and Prevention.

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